Exhibit 99.1

Growing Gold & Silver Production, Big Insider Ownership & Large Copper ROTH Conference March 2019

Cautionary Statement Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts. This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. Unless otherwise stated, all currency information quoted in this presentation is in U.S. dollars. The technical contents of this presentation have been reviewed and approved by Chris Stewart, P.Eng., President & COO, the exploration technical contents of this presentation have been reviewed and approved by Sylvain Guerard, P. Geo., SVP Exploration and the reserves and resources contents of the presentation have been reviewed and approved by Luke Willis, P. Geo., Director of Resource Modelling, each of whom is a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". 2 MUX

Cautionary Statement (cont’d) McEwen Mining Inc. is required to prepare reports under the Securities Exchange Act of 1934 and the Canadian Securities Administrators’ National Instrument 43-101 “Standards of Disclosure for Mineral Projects” (“NI 43-101”), under the Canadian securities laws because we are listed on the Toronto Stock Exchange (“TSX”) and subject to Canadian securities laws. Standards under NI 43-101 are materially different than the standards generally permitted in reports filed with the United States (“U.S.”) Securities and Exchange Commission (“SEC”). Definitions of terms under NI 43-101 differ materially from the definitions of those and related terms in Industry Guide 7 (“Industry Guide 7”) promulgated by the SEC. Under U.S. standards, mineralization may not be classified as a “Reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Under Industry Guide 7 standards, a “Final” or “Bankable” feasibility study or other report is required to report reserves, the three-year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate government authority. One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “Reserves” under Industry Guide 7 standards. U.S. investors should be aware that the McEwen Mining properties with reserves as defined by Industry Guide 7 are the Black Fox mine, the Gold Bar project and the San Jose mine. All other properties do not have “Reserves” as defined by Industry Guide 7 and Investors are cautioned not to assume that any part or all the disclosed mineralized material will be confirmed or converted into Industry Guide 7 compliant “Reserves”. To see cautionary note regarding NON-GAAP measures, see appendix. To see MUX reserves and resources table, go to www.mcewenmining.com/Operations/Reserves-and-Resources/default.aspx 3 MUX

Gold & Silver Cheap&Unloved, Store ofValue Why Why Copper Electrifying Everything 4 MUX

Gold Equities’ Bear Markets1 - Over the Last 77 Years 100% 80% 60% 40% 20% 0% 1 41 81 121 161 201 241 Duration (Number of Weeks) 1 Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG 5 MUX % Loss Longest and Deepest Bear Mar 1939 - Apr 1942 Aug 1974 - Aug 1976 Jan 1983 - Nov 1986 Feb 2008 - Nov 2008 Mar 1968 - Dec 1969 Oct 1980 - Jun 1982 Jan 1996 - Oct 2000 AAppr r082, 0210111-J- aJann22021,62016

Gold Equities’ Bull Market1 - Over the Past 77 Years 800% Oct 1942 - F eb 1946 Jul 1960 - Mar 1968 700% Nov 2000 - Mar 2008 Oct 2008 - Apr 2011 600% 500% 400% 300% 200% Avg Return2 540% 100% 0% 1 41 81 121 161 201 241 281 321 361 401 Duration (Number of Weeks) 1 BGMI - Barron's Gold Mining Index. Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG. Updated as of March 8, 2019. 2 Last six gold bull markets. 6 MUX % Gain Dec 1971 - Aug 1974Aug 1976 - Oct 1980 JaJnan2021061-6F-eMb a2r0129019 We are here! Up 182%

Big Gains in the Past Gold Mining Stocks (HUI) / S&P 500 Ratio 0.5 0.4 Gold Mining Stocks Up 1,323% 0.3 Gold Mining Stocks Up 174% 0.2 0.1 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 7 MUX HUI = NYSE Arca Gold BUGS Index. Source: Incrementum AG, Bloomberg. From Jan 31, 1996 – Mar 12, 2019. 0 0.6

EVs & Renewable Energy = Demand for Copper EVs use 183 lbs (83 kg)1 2018 Tesla sold 140,000 EVs = <1% Passenger vehicles (PV) sales in US All manufacturers now building EVs Potential for large Cu deficits2 If 10% PV sales become EVs 35 30 We expect that the demand for Copper will JUMP 25 20 Mt 15 10 1 Copper Development Association Inc. https://www.copper.org/publications/pub_list/pdf/A6191-ElectricVehicles-Factsheet.pdf. 2 Source: RBC Capital Markets equity research report: May 7, 2018. “The world needs more copper, a look at which projects can deliver it”. 8 MUX

Growing Gold & Silver Production, Big Insider Ownership & Large Copper

NYSE & TSX Stock Ownership Avg. Daily Vol. of Shares1: Shares Outstanding: Fully Diluted: Share Price: Market Cap: 2.6 million 345 million 349 million US$1.79 23% 46% US$618 million 31% Beta2: 3.1x Rob McEwen Institutional Retail / Other Source: Bloomberg. US$. As of Mar 12, 2019. 1Share trading volume NYSE and TSX combined, 3 months average. 2Three years, relative to gold. 10

InsiderCommitment1 $161M 23% $1/yr. With a Track Record % Change 13 Yr 3,300000 CAGR2 31% Goldcorp vs Market 2,200000 1,100000 0 1995 1. Rob McEwen’s: $136 M shares investment + $25 M loan investment, Aug 13, 2018 press release. Share ownership percentage. Annual Salary. 2. CAGR - Compound annual growth rate 11 MUX GoldcorpIBM 2000 Berkshire Hathaway MicrosoftS&P 500 2005 Dow

Illustration that Jan 2016 - Present the Gold Bull Market is Underway 350% 9% 300% 300 5% 3.1x 250 Gold + 23% 200 150 100 50 2016 12 MUX Source: Bloomberg. From Jan 1, 2016 – Mar 12, 2019. 1Beta to gold, 3 year average 0 -50 201720182019 343% High Beta1 To Gold MUX + 6 GDX + 6

Operations DiversifiedBase 1 2 3 Gold, Silver, Copper 4 5 13 MUX

Financials 2018 $51M $45M $50M Operating NetLoss Debt Profit 14 MUX Non-GAAP financial measure, see appendix.

Financial Highlights Year Ended Dec 31, 2017 Treasury Cash, Investments and Precious Metals ($ millions) Cash ($ millions) Working Capital ($ millions) 68 37 49 Debt (Notes) ($ millions) Earnings from Mining Operations El Gallo Mine ($ millions) San José Mine (49%) ($ millions) Black Fox Mine ($ millions) Consolidated Net Income Net Income (Loss) ($ millions) Net Income (Loss) per Share ($) nil 22 25 2 (11) (0.03) Cash Flow Net Cash (Used In) Provided By Operations Activities ($ millions) (28) 15 MUX Non-GAAP financial measure, see appendix. Year Ended Dec 31, 2018 38 31 23 50 30 13 7 (45) (0.13) 1

Production Growth 154,000 176,000 146,000 152,000 Black Fox Complex 127,000 121,000 88,000 El Gallo San José 16 MUX Production in gold equivalent ounces. Gold / silver ratio 75:1. 2012201320142015201620172018

MUX Costs/oz 2018 – Operations $1,20 0 $1,200 $1,002 $1,00 0 $1,000 $771 $800 $800 $600 $600 $400 $400 $200 $200 $0 $-Cash Cost AISC Cash Cost AISC 17 MUX Cash and AISC in gold equivalent ounces. Gold / silver ratio 75:1. $817 2012201320142015201620172018 $1137 $1,061 $845 $851 $733 El GalloSan José Black Fox

Capital & Exploration Expenditures1 Sustaining Capital Project Development Exploration Corporate G&A Site G&A and Property Holding Costs Debt Service 18 MUX 1 Costs related to MSC JV (49%) are excluded. 2018 $13 M $88 M $29 M $13 M $12 M $2 M

Q12019 Abnormally weak Due to 1. 2. Operatingissues atBlack Fox Slow startup at Gold Bar 19 MUX

Operations Gold,Silver, Copper 1 2 3 with Exploration Upside 4 5 20 MUX

1. World Class Gold District - Timmins



Black Fox
Ontario

Black Fox Complex

Right geology, targets-rich, under-explored



Timmins-Matheson Region
+70Moz gold
Mill
Stock
Taylor
Mine
Black
Fox
Matheson
Lexam
Timmins
Destor-Porcupine Fault
McEwen Mining Project
12 miles

Paid $35M for $560M[1] Spent

(Acquired Oct 2017)

[1]Primero's 2014 purchase price of +$300 million plus ~$140 million in assumed liabilities plus capex & exploration of +$120M

MUX 21

1. World Class Gold District - Timmins Black Fox Ontario Black Fox Complex Right geology, targets-rich, under-explored Mine Black Timmins-Matheson Region Mill Stock +70Moz gold Fox Taylor Matheson Lexam Timmins McEwen Mining Project Paid $35M for $560M1 Spent (Acquired Oct 2017) 21 1Primero’s 2014 purchase price of +$300 million plus ~$140 million in assumed liabilities plus capex & exploration of +$120M MUX 12 miles

Reason for Testing for Depth Extension of Mineralization 1,000m 000m Timmins Camp Red Lake Kirkland Lake Deepest Drill Hole 55.1 gtp Au / 1.2m 22 MUX HG Young Campbell Red Lake Hollinger Dome Bell Creek Hoyle Pond Macassa Kirkland Teck Hughes Lake Shore Wright-Hargreaves Sylvanite Toburn MUX Bl ack Fox 2,

2018 Black Fox Underground Exploration Results

3 Objectives

1. Converting Resources to Reserves
2. Test for Lateral Extensions
3. Test for Extensions at Depth

Resource, Reserve & mine plan update in H1 2019



25.5 g/t Au / 3.35m
83.9 g/t Au / 4.92m
187.8 g/t Au / 1.12m
Inc. 320.7 g/t Au / 0.6m
6.68 g/t Au / 8m
27.3 g/t Au / 3.33m
147.4 g/t Au / 0.53m
34.8 g/t Au / 3m
245.5 g/t Au / 1.65m,
Inc. 402 g/t Au / 1m
9.8 g/t Au / 3m
27.8 g/t Au / 8.1m
44.1 g/t Au / 1.2m,
12.7 g/t Au / 7m
25.0 g/t Au / 1.85m,
8.40 g/t Au / 6.46m
14.8 g/t Au / 1.8m
161.9 g/t Au / 1.2m
Inc. 320.7 g/t Au/ 0.6m
19.1 g/t Au / 3m
30.6 g/t Au / 1.4m
24.0 g/t Au / 1m
48.0 g/t Au / 1.42m
4.40 g/t Au / 5.38m
4.90 g/t Au / 6m
31.3g/t Au / 1m
44.4 g/t Au / 8.78m
141.2 g/t Au / 2.67m
43.5 g/t Au / 9m
47.9 g/t Au / 3.19m
7.24g/t Au / 4.85m
Inc. 18.4gpt Au/ 0.8m
Inc. 18.1gpt Au/ 0.65m
51.5 g/t Au / 1m
6.61 g/t Au / 4m
Depth Extension
21.6g/t Au / 1.15m
Level 1,050
55.1g/t Au/ 1.2m
400m
Exploration & Delineation
Definition
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10

Priority Targets

Drill Results: Pre2018 2018

MUX

24

MUX Grey Fox 25 § No stream § Grey Fox Resources: Indicated 465Koz @ 6.64g/t Au Inferred 100Koz @ 6.8g/t Au § 147 NE: New high grade zone § Gibson: Past production 27Koz @ 27.7g/t New breccia zone discovered 35g/t Au / 3.3m Gibson Breccia 3.1g/t / 34m Incl. 9.7g/t /7m 13.4g/t / 3m 639g/t Au / 0.7m Gibson Production 33g/t Au / 1.3m Incl. 73.1 g/t / 0.3m 11.85g/t Au / 0.8m

MUX Cortez Fault Cortez Hills Barrick’s 50Moz Au cluster Pipeline Fourmile Discovery Goldrush Wall Fault 2. Nevada - World Class Gold District 26 Gold Bar 25 Miles South of ABX’s Cluster of Large Carlin Style Gold Mines & Recent Discoveries We like it Because On Trend Similar Geology (Host Rocks) Alteration & Mineralization Gold Bar Nevada MUX Property Gold Bar 0 10 20 Km 1 Gold Bar & Gold Bar South resource Feb 21, 2019 press release McEwen Mining Reports 2018 Full Year and Q4 Results. kt= kilo tonnes M&I 0.82 Moz: 27,555 kt @ 0.92 g/t, Inferred 0.20 Moz: 6,879 kt @ 0.91 g/t 0 5 10 Miles

MUX Deep Exploration Potential at Gold Bar 27 Cortez Hills > 10 Million Ounces Gold Gold Bar Goldstrike > 50 Million Ounces Gold Shallow Oxide Deposits Deeper Higher Grade Deposits 0 m -300 m -600 m -900 m Upside Potential

Gold Bar Nov 2017 Feb 2019 Q2 2019 Construction Started 1st Ingot Poured Commercial Production 2018 Feasibility Study1 @ $1,250/oz 60,000 oz Avg Annual Production 23% After Tax IRR2 $770 / oz Est. Cash Cost 3.1 Years Payback +6 Years Life of Mine1 Now 7.4 Years3 $843 / oz Est. AISC 1 AISC - All-in sustaining cost is calculated by dividing the Total Production Cost and the LOM sustaining capital cost by total ounces produced. Mar 30, 2018 - “Form 43-101F1 Technical Report Feasibility 28 MUX Study Eureka County, Nevada”. 2Using 5% discount rate. 3 Gold Bar & Gold Bar South resource Feb 21, 2019 press release McEwen Mining Reports 2018 Full Year and Q4 Results.

3. Mexico - New Project at El Gallo Fenix Project – Silver & Gold PEA Highlights1 Complex Fenix 12 Years Life of Mine 47,000 oz AuEq Average Annual Production 559,000 oz AuEq Payable $704/oz AuEq Cash Cost Phase 1 $857/oz AuEq Cash Cost Phase 2 29 MUX ¹June 30, 2018 PEA (filed on July 8, 2018) Base Case @ $1,250/ oz Au $16/ oz Ag IRR NPV @ 5% Discount Rate Payback Period Phase 1 Capex: Phase 2 28% $60 M 4.1 Years $40.9 M $30.4 M

4. Los Azules - Big Optionality to Copper Price Los Azules Argentina Drill Highlights 221m @ 1.62% Cu 200m @ 0.89% Cu Tonnes Gold 240m @ 0.94% Cu 360m @ 0.63% Cu 429m @ 0.75% Cu 962 Million 1.7 Million oz @ 0.06 gpt Indicated: 2,666 Million 3.8 Million oz @ 0.04 gpt Inferred: 30 MUX Oct 16, 2017 – “NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Silver 55.7 Million oz @ 1.8 gpt 135.4 Million oz @ 1.6 gpt Copper 10.2 Billion lbs @ 0.48% 19.3 Billion lbs @ 0.33%

Los Azules - Robust PEA (2017) @ $3 Copper 1. Payback: 3.6 Years Mine Life: 36 Year LARGE GOLD EQUIVALENT DEPOSIT 2. IRR After-tax: 20% 3. NPV @ 8%: $2.2 B 1st 13 years average annual production estimated at 415 million lbs Cu @ cash cost $1.14/lb (+Au & Ag credits) 4. 5. Initial Capex: $2.4 Billion 6. If in production in 2017 Los Azules would have qualified as: 26th largest copper mine in the world Within the lowest quartile of industry costs 31 MUX Oct 16, 2017 – “NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina”.

MUX 5. San José Mine - Gold & Silver 32 Gold / silver ratio 75:1. 149% basis. 2As of Dec 31, 2018, production estimated to end in 2025. 3 February 21, 2019 - “McEwen Mining Reports 2018 Full Year and Q4 Results" 4 August 15, 2018 – Hochschild Mining “Interim Results”. Drill results in grams of gold equivalent per tonne. 5Goldcorp 2018 Annual Report. Reserve Grade: 579 gpt Silver & 8.21 gpt Gold Production 20181: Production 2019E: 92 koz Gold Eq Mine Life2: 6 Years (in Production Since 2007) San José Mine N Goldcorp Cerro Negro 2018 Production5 489 koz Au Resource1,3: M&I: 325 koz Au @ 8.31 gpt + 21.8 Moz Ag @ 557 gpt Inf: 180 koz Au @ 6.73 gpt + 10.3 Moz Ag @ 386 gpt San José Mine Argentina High Grade, Underground Mine, Narrow Vein 47.3 koz Gold +3.0 Moz Silver 87.6 koz Gold Eq Agua Viva 17.39gpt4 / 2.4m 15.45gpt / 1.1m 17.17gpt / 2.4m 12.40gpt / 1.5m 6 Miles 0 12

MUX Appendix: Reserves & Resources 33 Au Resources Measured Indicated Measured + Indicated Inferred 43-101 Au Resources Ounces Ounces Ounces Ounces TOTAL 1,583,000 5,961,000 7,542,000 5,842,000 Ag Resources Measured Indicated Measured + Indicated Inferred 43-101 Ag Resources Ounces Ounces Ounces Ounces TOTAL 28,576,000 82,486,000 111,060,000 150,713,000 Cu Resources Measured Indicated Measured + Indicated Inferred 43-101 Cu Resources Pounds (millions) Pounds (millions) Pounds (millions) Pounds (millions) TOTAL 10,200 10,200 19,300 Au Reserves Proven Probable Proven + Probable 43-101 Au Reserves Ounces Ounces Ounces TOTAL (included in resources) 184,000 556,000 740,000 Ag Reserves Proven Probable Proven + Probable 43-101 Ag Reserves Ounces Ounces Ounces TOTAL (included in resources) 6,713,000 2,254,000 8,967,000

Appendix: Los Azules PEA Annual Production If It Were in Production Now, Referenced to 2017 World Copper Mine Production Cu/y 500 0 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% Cumulative Percentile Production Source: SNL Mine Economics, Market Intelligence 2017 34 MUX Annual Cu Production, kt/y Escondida Collahuasi Cerro Verde El Teniente Morenci Las Bambas Grasberg Buenavista Antamina KGHM Polska Miedz Los Pelambres Chuquicamata Radomiro Tomic Los Bronces Polar Division Kansanshi Mt Isa Copper Antapaccay Toromocho Salobo Candelaria Cuajone Oyu Tolgoi Bingham Canyon 900 800 700 600 Future Plans Los Azules, Y1 to Y13 •Advance to permit application •Joint venture 186 kt Cu/y Los Azules, 153 kt LOM 400 300 200 100 26th largest In the world

Appendix: Los Azules PEA C1 Cost per Pound Copper If Were in Production Now, Referenced to 2017 World Co ($1.28/lb) ($1.14/lb) 0 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% Cumulative Percentile Production 35 MUX Source: SNL Mine Economics, Market Intelligence 2017 C1 Cash Cost, US¢ / lb Cu Buenavista Caserones SX-EW Radomiro Tomic Antamina Norilsk Las Bambas El Teniente Chuquicamata Los Bronces Los Pelambres Collahuasi Tenke Fungurume Antapaccay Escondida Escondida Ministro Hales Andina Division Mutanda Salobo Morenci SX-EW Trident - Sentinel KGHM Polska Miedz Cerro Verde Oyu Tolgoi Morenci It 500 400 300 Los Azules, Y1 to Y13Los Azules, LOM pper Mine C1 Cost 200 100

Appendix: Cautionary Note Regarding NON-GAAP Measures In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO. Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2018. Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non-GAAP financial measure. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49% attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales. To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine-site level. The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100% basis, in Note 5 of McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2018. Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non-GAAP financial measure. We report this measure to better understand our liquidity in each reporting period. Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P.M. Fix spot price at the corresponding period. A reconciliation to the most directly comparable U.S. GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2018. MUX

Growing Gold & Silver Production, Big Insider Ownership & Large Copper Christina McCarthy | Director, Corporate Development | 1.866.441.0690

March 2019 MCEWEN MINING ASSET RICH GROWING VALUE Market Cap1 US$618 M @$1.79 MARKET LIQUIDITY, LEVERAGE TO GOLD, SILVER & COPPER Common Shares 345 M Shares outsanding 349 M fully diluted Trading Liquidity1 2.6 M 3 mo avg daily share volume NYSE & TSX 10 8 Rob McEwen, Chief Owner Share 6 Price US$ 4 Invested $161 M Owns 23% MUX Salary $1 / year No Bonus, No Options 2 $1.79 0 2006 2008 2010 2012 2014 2016 2018 PRODUCTION COSTS / OZ2 ANNUAL 2018 - OPERATIONS $1,137 $1,061 $1,200 $1,200 $1,002 $1,000 $1,000 $800 $800 $600 $600 $400 $400 $200 $200 $0 $0 El Gallo San José Black Fox 2012 2013 2014 2015 2016 2017 2018 Cash Cost All-in Sustaining Cost ANNUAL PRODUCTION GOLD EQUIVALENT OZ2 CORPORATE RESOURCE & RESERVE3 176 koz 154 152 146 koz 127 Black Fox/Timmins El Gallo Mine San José Mine 121 GOLD SILVER 2012 2013 2014 2015 20162017 2018 COPPER 1As of Mar 12, 2019. 2Gold / silver ratio 75:1. 3For complete reserves and resources table, visit www.mcewenmining.com/Operations/Reserves-and-Resources/default.aspx CONTACT Christina McCarthy, Director, Corporate Development 1.866.441.0690 x390 info@mcewenmining.com www.mcewenmining.com kozkoz kozkoz 88 koz Resources Reserves Measured & Indicated Inferred Proven & Probable 7.5 Moz 5.8 Moz 740 koz 111 Moz 151 Moz 9 Moz 10.2 B lbs 19.3 B lbs $817 $771 $845 $851 $733 $9.50 HIGH BETA $9.15 TO GOLD 3.1x 26X 22X $0.36 $0.42 $0.65

3 PROJECTS WITH ONE PRODUCING MINE & ONE 2400 TPD MILL


Timmins, Ontario
Canada's Largest Gold Producer

BLACK FOX PRODUCING

- US $35M purchase price represents compelling value
- 49k oz Au 2018
- Boosts production & resources
- + $180M tax pools
- $17M 2019 exploration budget to extend mineralization & test new targets

LEXAM ADVANCED EXPLORATION

- Synergistic with Black Fox
- Near several producing mines
- Four projects with resources[4]
  1,469,000 oz Au M&I
  954,000 oz Au Inferred

STOCK EXPLORATION

- 2018 initial resource 114 koz @ 2.54 gpt
- Historic production 137 koz @ 5.5 gpt
- Only 700 m from our mill

[4]NI 43-101 Resource, 2013


Cortez Trend
Central Nevada, USA

GOLD BAR CONSTRUCTION NEAR COMPLETION

On Battle Mountain-Eureka-Cortez Gold Trend
Near Barrick's Biggest Gold Mines

Positive Feasibility Study (Mar 2018)

- $81M Capex
- +60k oz Gold / year avg production
- Cash costs $770/oz, AISC $843/oz
- 23% After-Tax IRR[3]
- 3.1 year payback period[3]

Open pit, heap leach 1.0 gpt Gold

In-pit resource: 720,000 oz M&I and 196,000 oz Inferred

Commercial production anticipated for Q2 2019. Targeting 55k oz Gold for 2019

Potential to Extend Mine Life:

1. Gold Bar South
2. Historic dumps
3. Sulphide ore

[3]$1,250 / oz gold.


Los Azules
San Juan, Argentina
San José
Santa Cruz, Argentina

SAN JOSÉ MINE PRODUCING

Surrounds Goldcorp's Cerro Negro Mine

49% interest, with Hochschild Mining

- High grade underground mine 8.21 gpt Gold, 579 gpt Silver[2]
- 6 year mine life

2018 Production (49%):

- 3.0 M oz Silver and 47 k oz Gold (88k oz Gold Eq)

[2]Reserve grades

LOS AZULES ADVANCED EXPLORATION

Giant Copper Project, 100% Owned

2017 Preliminary Economic Assessment:

- Initial capex $2.4 B
- 3.6 year payback at $3.00/lb Copper
- 36 year mine life
- 10.2 B lb Copper @ 0.48% Indicated
- 19.3 B lb Copper @ 0.33% Inferred
- Evaluating new year-round access route
- Potential JV


El Gallo Complex
Sinaloa, Mexico

EL GALLO GOLD PRODUCING

Residual heap leach operation

2018 Costs / oz:

- Cash cost $733, AISC $771

2018 Production:

- 39k oz Gold Eq

FENIX DEVELOPMENT

12 year mine life, PEA July 2018

- 47k oz Gold Eq avg annual production
- Feasibility study H1 2019
- Permits expected Phase 1 - H1 2019
- $41M initial capex, 4.1 year payback[1]

[1]Base case ($1,250/oz Au, $16/oz Ag)

McEWEN MINING
NYSE MUX TSX

CONTACT
Christina McCarthy,
Director, Corporate Development

1.866.441.0690 x390
info@mcewenmining.com
www.mcewenmining.com